Exhibit 99.2
                                                                    ------------


                MONTGOMERY FINANCIAL CORPORATION AND SUBSIDIARY
                            Crawfordsville, Indiana

            Consolidated Condensed Statement of Financial Condition

                                                                   September 30,
                                                                        2001
                                                                   -------------
                                                                    (Unaudited)

Assets
Cash .........................................................    $     518,811
Short-term interest-bearing deposits .........................       14,205,702
                                                                  -------------
  Total cash and cash equivalents ............................       14,724,513
Interest-bearing deposits ....................................          239,628
Investment securities available for sale .....................          331,179
Loans ........................................................      120,152,074
Allowance for loan losses ....................................         (279,000)
                                                                  -------------
  Net loans ..................................................      119,873,074
Premises and equipment .......................................        3,129,482
Federal Home Loan Bank stock .................................        1,893,300
Foreclosed assets and real estate held for development, net ..        2,000,547
Interest receivable ..........................................          791,778
Other assets .................................................          418,161
                                                                  -------------
    Total assets .............................................    $ 143,401,662
                                                                  =============

Liabilities
Deposits
  Noninterest bearing ........................................    $   2,401,306
  Interest bearing ...........................................      104,733,095
                                                                  -------------
    Total deposits ...........................................      107,134,401
Federal Home Loan Bank advances ..............................       17,629,678
Interest payable .............................................          556,282
Other liabilities ............................................        1,148,206
                                                                  -------------
    Total liabilities ........................................      126,468,567
                                                                  -------------
Stockholders' Equity
Preferred stock, $.01 par value authorized and unissued
  - 2,000,000 shares
Common stock, $.01 par value--8,000,000 shares authorized;
  1,207,698 issued ...........................................           12,077
Paid-in capital ..............................................        9,882,078
Retained earnings - substantially restricted .................        8,139,361
Unearned ESOP shares .........................................         (951,628)
Unearned compensation ........................................         (167,918)
Accumulated other comprehensive income .......................           19,125
                                                                  -------------
    Total stockholders' equity ...............................       16,933,095
                                                                  -------------

    Total liabilities and stockholders' equity ...............    $ 143,401,662
                                                                  =============

See Notes to Consolidated Condensed Financial Statements.

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

                MONTGOMERY FINANCIAL CORPORATION AND SUBSIDIARY
                            Crawfordsville, Indiana

                   Consolidated Condensed Statement of Income
                                  (Unaudited)

                                                              Three Months Ended
                                                                 September 30,
                                                           ------------------------
                                                              2001         2000
                                                           ----------  ------------

Interest and Dividend Income
  Loans ...............................................   $ 2,348,398   $ 2,360,812
  Investment securities ...............................         3,424         5,518
  Deposits with financial institutions ................       101,845       197,366
  Federal Home Loan Bank stock ........................        34,598        40,453
                                                          -----------   -----------
    Total interest and dividend income ................     2,488,265     2,604,149
                                                          -----------   -----------
Interest Expense
  Deposits ............................................     1,289,704     1,327,277
  Federal Home Loan Bank advances .....................       260,317       408,418
                                                          -----------   -----------
    Total interest expense ............................     1,550,021     1,735,695
                                                          -----------   -----------
Net Interest Income ...................................       938,244       868,454
  Provision for losses on loans .......................            --            --
                                                          -----------   -----------
Net Interest Income After Provision for Losses on Loans       938,244       868,454
                                                          -----------   -----------
Other Income
  Service charges on deposit accounts .................        31,096        15,910
  Loss on sale of available for sale securities .......            --          (535)
  Other income ........................................        42,456        13,957
                                                          -----------   -----------
    Total other income ................................        73,552        29,332
                                                          -----------   -----------
Other Expenses
  Salaries and employee benefits ......................       449,352       419,186
  Net occupancy expense ...............................        49,290        46,910
  Equipment expense ...................................        63,168        55,666
  Data processing expense .............................        43,374        43,911
  Deposit insurance expense ...........................         5,019         4,649
  Advertising expense .................................        20,768        20,173
  Real estate operations, net .........................         9,155        (6,203)
  Merger-related expenses .............................        91,016            --
  Other expenses ......................................       163,727       151,735
                                                          -----------   -----------
    Total other expenses ..............................       894,869       736,027
                                                          -----------   -----------
Income Before Income Tax ..............................       116,927       161,759
  Income tax expense ..................................        76,100        54,885
                                                          -----------   -----------
Net Income ............................................   $    40,827   $   106,874
                                                          ===========   ===========

Net Income Per Share
  Basic ...............................................   $     0.040   $     0.100
  Diluted .............................................         0.040         0.100
Dividends Per Share ...................................         0.055         0.055



See Notes to Consolidated Condensed Financial Statements.


                MONTGOMERY FINANCIAL CORPORATION AND SUBSIDIARY
                            Crawfordsville, Indiana

                 Consolidated Condensed Statement of Cash Flows
                                  (Unaudited)

                                                                             Three Months Ended
                                                                                 September 30,
                                                                        -----------------------------
                                                                            2001             2000
                                                                        -------------    ------------

Operating Activities
  Net income ........................................................   $     40,827    $    106,874
  Adjustments to reconcile net income to net cash provided
    by operating activities
    Depreciation ....................................................         80,912          76,376
    Loss on sale of securities available for sale ...................             --             535
    ESOP stock amortization .........................................         29,412          19,324
    Amortization of unearned compensation ...........................         10,088          10,088
    Change in
      Interest receivable ...........................................         (3,978)         42,055
      Interest payable ..............................................        (14,760)        145,296
      Other assets ..................................................         61,308          18,782
      Other liabilities .............................................         35,744         150,897
                                                                        ------------    ------------
      Net cash provided by operating activities .....................        239,553         570,227
                                                                        ------------    ------------
Investing Activities
  Net change in interest bearing deposits ...........................           (208)         19,376
  Proceeds from sale of securities available for sale ...............             --           8,495
  Purchase of securities available for sale .........................             --         (50,000)
  Net change in loans ...............................................        113,740        (163,104)
  Additions to real estate owned and held for investment ............       (145,583)        (55,173)
  Proceeds from real estate owned sales .............................        137,543          94,742
  Purchases of premises and equipment ...............................        (22,615)        (65,111)
                                                                        ------------    ------------
      Net cash provided (used) by investing activities ..............         82,877        (210,775)
                                                                        ------------    ------------
Financing Activities
  Net change in
    Noninterest-bearing, interest-bearing demand and savings deposits   $  3,159,091    $    651,868
    Certificates of deposit .........................................      3,340,118       6,471,673
  Repayment of FHLB advances ........................................             --      (5,000,000)
  Dividends paid ....................................................        (61,078)        (63,743)
                                                                        ------------    ------------
      Net cash provided by financing activities .....................      6,438,131       2,059,798
                                                                        ------------    ------------
Net Change in Cash and Cash Equivalents .............................      6,760,561       2,419,250
Cash and Cash Equivalents, Beginning of Period ......................      7,963,952      10,526,266
                                                                        ------------    ------------
Cash and Cash Equivalents, End of Period ............................   $ 14,724,513    $ 12,945,516
                                                                        ============    ============

Additional Cash Flow and Supplementary Information
  Interest Paid .....................................................   $  1,564,781    $  1,590,399
  Income Tax Paid ...................................................        114,500         102,000
  Transfer from Loans to Other Real Estate Owned ....................        216,591         316,941
  Cash Dividends Payable ............................................         61,078          62,659


See Notes to Consolidated Condensed Financial Statements.


                                         MONTGOMERY FINANCIAL CORPORATION AND SUBSIDIARY
                                                      Crawfordsville, Indiana

                                     Consolidated Condensed Statement of Stockholders' Equity
                                                            (Unaudited)

                                                                                                              Accumulated
                                      Common Stock                                      Unearned                 Other
                                   -------------------   Paid-in Comprehensive Retained   ESOP      Unearned  Comprehensive
                                     Shares    Amount    Capital    Income     Earnings  Shares   Compensation  Income      Total
                                   --------- --------- ---------- --------- ---------- ----------- ----------- --------  ----------

Balance July 1, 2001.............. 1,207,698  $12,077  $9,873,737           $8,159,612  $(971,860)  $(178,845)  $14,575 $16,909,296
Net income for the three months
  ended September 30, 2001...                                      $40,827      40,827                                       40,827
Other comprehensive income,
  net of tax
  Unrealized holding gains arising
    during the period, net of tax
    expense of $2,985.                                               4,550                                        4,550       4,550
                                                                   -------
Other comprehensive income .......                                 $45,377
                                                                   =======
Cash dividends ($.055 per share)..                                             (61,078)                                     (61,078)
ESOP shares earned         .......                          9,180                          20,232                            29,412
Amortization of unearned
  compensation expense.......                                (839)                                     10,927                10,088
                                   ---------  -------  ----------           ----------  ---------   ---------   ------- -----------
Balance September 30, 2001 ....... 1,207,698  $12,077  $9,882,078           $8,139,361  $(951,628)  $(167,918)  $19,125 $16,933,095
                                   =========  =======  ==========           ==========  =========   =========   ======= ===========


See Notes to Consolidated Condensed Financial Statements.


                 MONTGOMERY FINANCIAL CORPORATION AND SUBSIDIARY
                            Crawfordsville, Indiana

              Notes to Consolidated Condensed Financial Statements

Note 1.  Basis of Presentation

     The unaudited interim consolidated condensed financial statements include the accounts of Montgomery Financial Corporation ("Montgomery"), its subsidiary, Montgomery Savings, A Federal Association (the "Association") and its subsidiary, MSA SERVICE CORP.

     The unaudited interim consolidated condensed financial statements have been prepared in accordance with the instructions to Form 10-QSB and, therefore, do not include all information and disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, the financial statements reflect all adjustments necessary to present fairly Montgomery's financial position as of September
     30, 2001, results of operations for the three-month periods ended September
     30,  2001 and  2000,  and cash  flows  for the  three-month  periods  ended
     September 30, 2001 and 2000. The results of operations for the three-month period ended September 30, 2001 are not necessarily indicative of the results of operations which may be expected for the fiscal year ending June
     30, 2002.

Note 2.  Net Income Per Share

     Net income per share for the three-month periods ended September 30, 2001 and 2000, are computed by dividing net earnings by the weighted average shares of common stock outstanding during the period.
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

     For the Three Months Ended                   September 30, 2001                September 30, 2000
                                          ----------------------------------  -----------------------------
                                                         Weighted     Per                Weighted     Per
                                                         Average     Share               Average     Share
                                            Income        Shares     Amount    Income     Shares     Amount
                                            ------       --------    ------    ------    --------    ------
     Basic Net Income Per Share:
       Net Income Available
       to Common Stockholders              $40,827       1,089,965   $0.04    $106,874   1,111,593   $0.10
                                                                     =====                           =====
     Effect of Dilutive Stock Options
       and Grants                                0          20,038                   0       9,675
                                           -------       ---------            --------   ---------

     Diluted Net Income Per Share:
     Net Income Available
     To Common Stockholders                $40,827       1,110,003   $0.04    $106,874   1,121,268   $0.10
                                           =======       =========   =====    ========   =========   =====


Note 3.  Other Comprehensive Income
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


                                                                        2001
                                                       -------------------------------------
                                                        Before-Tax       Tax      Net-of-Tax
     Three months ended September 30,                     Amount       Expense      Amount
                                                       ------------  -----------   --------
     Unrealized gains on securities
     Unrealized holding gains arising during the year  $    7,535    $  (2,985)    $  4,550
                                                       ==========    =========     ========


                                                                        2000
                                                       -------------------------------------
                                                                         Tax
                                                        Before-Tax     Benefit    Net-of-Tax
     Three months ended September 30,                     Amount      (Expense)     Amount
                                                        ----------    ---------   ----------
     Unrealized gains (losses) on securities
       Unrealized holding gains arising during the year  $103,708     $(41,079)     $62,629
       Less: reclassifications adjustment for losses
         realized in net income                              (535)         323         (212)
                                                         --------     --------      -------

Net unrealized gains                                     $104,243     $(41,402)     $62,841
                                                         ========     ========      =======
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